                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors
                        -------------------------------


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Cameron Corporation of our report dated January 30, 2001, included in the 2000 Annual Report to Stockholders of Cooper Cameron Corporation.

We also consent to the incorporation by reference in the following Registration Statements on Forms S-8 or Form S-3 of Cooper Cameron Corporation of our report dated January 30, 2001, with respect to the consolidated financial statements incorporated herein by reference in the Annual Report (Form 10-K) for the year ended December 31, 2000.

Registration
Statement No.                            Purpose
-------------                            -------

No. 333-26923 and       Form S-8 Registration Statement pertaining to the
No. 33-95004            Amended and Restated Cooper Cameron Corporation
                        Long-Term Incentive Plan

No. 33-94948            Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation  Employee Stock Purchase Plan

No. 33-95000            Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation Amended and Restated 1995 Stock
                        Option Plan for Non-Employee Directors

No. 33-95002            Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation  Retirement Savings Plan

No. 333-58005           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Hourly-Paid
                        Employees at the Cooper Cameron Corporation Mount Vernon
                        Plant

No. 333-57995           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Bargaining Unit
                        Employees at the Cooper Cameron Corporation Missouri
                        City, Texas Facility

No. 333-57991           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Bargaining Unit
                        Employees at the Cooper Cameron Corporation Buffalo, New
                        York Plant

No. 333-57997           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Cooper Cameron
                        Corporation Hourly Employees, UAW, at the Superior Plant

No. 333-58001           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Cooper Cameron
                        Corporation Hourly Employees, IAM, at the Superior Plant

No. 333-58003           Form S-8 Registration Statement pertaining to the
                        Individual Account Retirement Plan for Bargaining Unit
                        Employees at the Cooper Cameron Corporation Grove City
                        Facility

No. 333-53545           Form S-8 Registration Statement pertaining to the
                        Amended and Restated Cooper Cameron Corporation Long-
                        Term Incentive Plan

No. 333-51705           Form S-3 Registration Statement pertaining to the Cooper
                        Cameron Corporation shelf registration of debt securities

No. 333-77641           Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation Savings-Investment Plan for Hourly
                        Employees

No. 333-79787           Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation Second Amended and Restated 1995
                        Stock Option Plan for Non-Employee Directors

No. 333-37850           Form S-8 Registration Statement pertaining to the
                        Amended and Restated Cooper Cameron Corporation Long-
                        Term Incentive Plan.

No. 333-46638           Form S-8 Registration Statement pertaining to the Cooper
                        Cameron Corporation Broad Based 2000 Incentive Plan.


                                       /s/ Ernst & Young LLP


                                       ERNST & YOUNG LLP


Houston, Texas
March 23, 2001